U.S. SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C.  20549


                           FORM 8-K

                        CURRENT REPORT


                Pursuant to Section 13 or 15(d) of
                the Securities Exchange Act of 1934


                 Date of Report: February 9, 1999



                SOUTHERN STATES POWER COMPANY, INC.
                -----------------------------------
      (Exact name of registrant as specified in its charter)


                            DELAWARE
                            --------
          (State or other jurisdiction of incorporation)


      0-29356                                   33-0312389
--------------------                       -------------------
(Commission File No.)                        (IRS Employer
                                           Identification No.)

            830 Havens Road
         Shreveport, Louisiana                     71107
----------------------------------------         ---------
(Address of principal executive offices)         (Zip code)



        Registrant's telephone number, including area code:
                        (318) 221-5703

Item 5.  Other Information

     On October 6, 1998, the Board of Directors of the Company considered the matter of the Company's fiscal year. Since the consummation of the Share Exchange Agreement with Pascal Ventures, Inc., the Company had adopted the Pascal fiscal year end to December 31, as Southern States Power Company, Inc. had observed before the consummation of the Share Exchange Agreement.

      Thereafter, following discussions with Company accountants and financial advisors, the Board of Directors reconsidered the matter of the Company's fiscal year. It was unanimously decided at a Board of Directors' meeting held January 24, 1999, that the fiscal year should be reestablished as April 30.

                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              SOUTHERN STATES POWER COMPANY, INC.


                              By: s/Heber C. Bishop
                                 --------------------------------
                                 Heber C. Bishop,
                                 President

Dated:     February 9, 1999